DRYDEN GLOBAL REAL ESTATE FUND

Supplement dated June 23, 2009 to the Prospectus dated June 2, 2009

This supplement amends the Fund’s Prospectus and is in addition to any existing supplement to the Fund’s Prospectus.

1.

In the section captioned, “How to Buy, Sell, and Exchange Shares of The Fund – How to Buy Shares,” the bullet point that reads, “The fact that Class A, Class R and Class Z shares are available for direct purchase but Class B and Class C shares are available only through exchange,” is hereby deleted and replaced with the following:

• The fact that Class A, Class R and Class Z shares are available for direct purchase.

2.

In the section captioned, “How to Buy, Sell, and Exchange Shares of The Fund – How to Buy Shares,” the bullet point that reads, “The fact that Class B shares automatically convert to Class A shares approximately five years after purchase” is hereby deleted and replaced with the following: .

• The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase.

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